Exhibit 4.10

THIRD AMENDMENT TO THE

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS THIRD AMENDMENT TO THE SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) made as of the 8th day of May 2012, by and among (i) KAYAK Software Corporation, a Delaware corporation (the “Company”), (ii) those persons and entities listed under the heading “Investors” on Schedule I hereto (the “Investors”) and (iii) those persons listed under the heading “Founders” on Schedule I hereto (the “Founders”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company, the Investors and the Founders have heretofore entered into a Sixth Amended and Restated Investor Rights Agreement, dated as of March 22, 2010, as subsequently amended on October 1, 2010, and February 10, 2012 (together with all exhibits thereto, the “Agreement”); and

WHEREAS, the Company, the Investors and the Founders, constituting the Requisite Investors, have mutually agreed to amend a certain provision contained in the Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Company, the Investors and the Founders hereby agree as follows:

1. Section 1. Section 1 of the Agreement is hereby amended by deleting in its entirety the definition of “Reserved Employee Shares” found therein and replacing it with the following:

“Reserved Employee Shares” shall mean up to 13,431,815 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock occurring after March 22, 2010) reserved by the Company from time to time for (i) the sale or issuance of shares of Common Stock to employees, consultants or non-employee directors of the Company or (ii) the issuance and/or exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors of the Company, all pursuant to arrangements approved by the Board of Directors and the Series A Directors.

2. Effect of Amendment. This Amendment will be effective in accordance with Section 15(d) of the Agreement upon execution by Company, the Investors and the Founders. Except as expressly provided herein and as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3. Counterparts. This Amendment may be executed in counterparts.

IN WITNESS WHEREOF, the Company, the Investors and the Founders have executed this Third Amendment to the Sixth Amended and Restated Investor Rights Agreement as of the date first above written.

COMPANY:

KAYAK SOFTWARE CORPORATION

By:	/s/ Daniel Stephen Hafner
Name:	Daniel Stephen Hafner
Title:	Chief Executive Officer

Signature Page to the 3rd Amendment to the Investor Rights Agreement

FOUNDERS:

/s/ Daniel Stephen Hafner
Daniel Stephen Hafner

/s/ Paul English
Paul English

Signature Page to the 3rd Amendment to the Investor Rights Agreement

INVESTORS:

GENERAL CATALYST GROUP II, L.P.		GENERAL CATALYST GROUP III, L.P.

By:	General Catalyst Partners II, L.P.	By:	General Catalyst Partners III, L.P.
	Its General Partner		Its General Partner

By:	General Catalyst GP II, LLC	By:	General Catalyst GP III, LLC
	Its General Partner		Its General Partner

By:	/s/ William J. Fitzgerald	By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald	Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer	Title:	Member and Chief Financial Officer

GC ENTREPRENEURS FUND II, L.P.		GC ENTREPRENEURS FUND III, L.P.

By:	General Catalyst Partners II, L.P.	By:	General Catalyst Partners III, L.P.
	Its General Partner		Its General Partner

By:	General Catalyst GP II, LLC	By:	General Catalyst GP III, LLC
	Its General Partner		Its General Partner

By:	/s/ William J. Fitzgerald	By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald	Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer	Title:	Member and Chief Financial Officer

GENERAL CATALYST GROUP V, L.P.		GC ENTREPRENEURS FUND V, L.P.

By:	General Catalyst Partners V, L.P.	By:	General Catalyst Partners V, L.P.
	Its General Partner		Its General Partner

By:	General Catalyst GP V, LLC	By:	General Catalyst GP V, LLC
	Its General Partner		Its General Partner

By:	/s/ William J. Fitzgerald	By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald	Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer	Title:	Member and Chief Financial Officer

GENERAL CATALYST GROUP V SUPPLEMENTAL, L.P.

By:	General Catalyst Partners V, L.P.
Its General Partner

By:	General Catalyst GP V, LLC
Its General Partner

By:	/s/ William J. Fitzgerald
Name:	William J. Fitzgerald
Title:	Member and Chief Financial Officer

Signature Page to the 3rd Amendment to the Investor Rights Agreement

ACCEL LONDON II L.P.		ACCEL LONDON INVESTORS 2006 L.P.

By:	Accel London II Associates L.P.	By:	Accel London II Associates L.L.C.
	Its General Partner		Its General Partner

By:	Accel London II Associates L.L.C.
Its General Partner

By:		By:
Name:	/s/ Jonathan Biggs	Name:	/s/ Jonathan Biggs
Title:	Attorney in Fact	Title:	Attorney in Fact

Signature Page to the 3rd Amendment to the Investor Rights Agreement

SEQUOIA CAPITAL XI
SEQUOIA TECHNOLOGY PARTNERS XI
SEQUOIA CAPITAL XI PRINCIPALS FUND

By:	SC XI Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Michael Moritz
Name:	Michael Moritz
Title:	Managing Member

SEQUOIA CAPITAL GROWTH FUND III

SEQUOIA CAPITAL GROWTH PARTNERS III

SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND

By:	SCGF III Management, LLC
A Delaware Limited Liability Company
General Partner of Each

By:	/s/ Michael Moritz
Name:	Michael Moritz
Title:	Managing Member

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Greg Slyngstad

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/s/ Daniel Stephen Hafner
Daniel Stephen Hafner

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/s/ Paul English
Paul English

Signature Page to the 3rd Amendment to the Investor Rights Agreement

TRIDENT CAPITAL FUND-V, L.P

TRIDENT CAPITAL FUND-V AFFILIATES FUND, L.P.

TRIDENT CAPITAL FUND-V AFFILIATES FUND (Q), L.P.

TRIDENT CAPITAL FUND-V PRINCIPALS FUND, L.P.

TRIDENT CAPITAL PARALLEL FUND-V, C.V.

Executed on behalf of the foregoing funds

by the undersigned, as an authorized signatory

of the respective general partner of each such fund:

(signature)

(print name)

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NORWEST VENTURE PARTNERS VII-A, LP		NORWEST VENTURE PARTNERS X, LP

By:	Itasca VC Partners VII-A, LLC	By:	Genesis VC Partners X, LLC
	Its General Partner		Its General Partner

By:		By:
Name:		Name:
Title:		Title:

Signature Page to the 3rd Amendment to the Investor Rights Agreement

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP

By:	Oak Associates XII, LLC, its General Partner

By:	/s/ Iftikar A. Ahmed
Name:	Iftikar A. Ahmed
Title:	Managing Member

Signature Page to the 3rd Amendment to the Investor Rights Agreement

TENAYA CAPITAL V, L.P.

By:	Tenaya Capital V GP, L.P., its General Partner

By:	Tenaya Capital V GP, LLC, its General Partner

By:
Name:
Title:

TENAYA CAPITAL V-P, L.P.

By:	Tenaya Capital V GP, L.P., its General Partner

By:	Tenaya Capital V GP, LLC, its General Partner

By:
Name:
Title:

TENAYA CAPITAL B, LP

By:

By:

By:
Name:
Title:

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GOLDHILL VENTURE LENDING 03, L.P.

By:
Name:
Title:

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Schedule I

Investors:

General Catalyst Group II, L.P.

GC Entrepreneurs Fund II, L.P.

General Catalyst Group III, L.P.

GC Entrepreneurs Fund III, L.P.

General Catalyst Group V, L.P.

General Catalyst Group V Supplemental, L.P.

GC Entrepreneurs Fund V, L.P.

20 University Road, Suite 450

Cambridge, MA 02138

Fax: (617) 234-7040

Attn: Joel Cutler

Sequoia Capital Growth Fund III

Sequoia Capital Growth Partners III

Sequoia Capital Growth III Principals Fund

Sequoia Capital XI

Sequoia Technology Partners XI

Sequoia Capital XI Principals Fund

3000 Sand Hill Road

Bldg 4, Suite 180

Menlo Park, CA 94025

Daniel Stephen Hafner

[ADDRESS]

Paul English

[ADDRESS]

Greg Slyngstad

[ADDRESS]

Signature Page to the 3rd Amendment to the Investor Rights Agreement

Accel London II, L.P.

Accel London Investors 2006 L.P.

428 University Avenue

Palo Alto, CA 94301-1812

Fax: (650) 614-4880

Attn: Richard Zamboldi

Notices also sent to

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Fax: +44 (0) 20 7170 1099

Attn: Jonathan Biggs

Attn: Harry Nelis

Norwest Venture Partners VII-A

Norwest Venture Partners X, LP

525 University Avenue

Palo Alto, Ca. 94301

650.321.8000

Oak Investment Partners XII, Limited Partnership

One Gorham Island

Westport, CT 06880

Attn: Iftikar A. Ahmed

Tenaya Capital V, L.P.

Tenaya Capital V-P, L.P.

Tenaya Capital B, LP

2965 Woodside Road, Suite A

Woodside, California 94062

Trident Capital Fund-V, L.P

Trident Capital Fund-V Affiliates Fund, L.P.

Trident Capital Fund-V Affiliates Fund (Q), L.P.

Trident Capital Fund-V Principals Fund, L.P.

Trident Capital Parallel Fund-V, C.V.

505 Hamilton Ave, Suite 200

Palo Alto, CA 94301

Gold Hill Venture Lending 03, L.P.

35 Braintree Hill Park, Suite 301

Braintree, MA 02138

The Paul M. English 2009 Charitable Remainder Unitrust I

[ADDRESS]

The Paul M. English 2009 Charitable Remainder Unitrust II

[ADDRESS]

Signature Page to the 3rd Amendment to the Investor Rights Agreement

The English Family 2010 Trust

[ADDRESS]

Lee Baldwin

[ADDRESS]

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Founders:

Daniel Stephen Hafner

[ADDRESS]

Paul English

[ADDRESS]

Signature Page to the 3rd Amendment to the Investor Rights Agreement